UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019 (October 1, 2019)

CITIZENS HOLDING COMPANY

(Exact name of registrant as specified in charter)

Mississippi	001-15375	64-0666512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 Main Street, Philadelphia Mississippi	39350
(Address of Principal Executive Offices)	(Zip Code)

(601) 656-4692

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.20 par value	CIZN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective October 1, 2019, pursuant to the Agreement and Plan of Merger, dated May 21, 2019 (the “Merger Agreement”), by and among Citizens Holding Company (“Citizens”), The Citizens Bank of Philadelphia, a Mississippi banking corporation and wholly-owned subsidiary of Citizens (“Citizens Bank”) and Charter Bank, a Mississippi banking corporation (“Charter”), Charter merged with and into Citizens Bank (the “Merger”), with Citizens Bank as the surviving corporation in the Merger.

Under the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Charter common stock was converted into the right to receive $3.615 in cash and 0.39417 shares of Citizens’ common stock (the “Citizens Common Stock”). In the aggregate, the Merger consideration is valued at approximately $20 million and will consist of cash and 666,206 shares of Citizens Common Stock. Each share of Citizens Common Stock issued and outstanding immediately prior to the Effective Time remained issued and outstanding and was unaffected by the Merger.

Citizens filed a registration statement on Form S-4 (Reg. No. 333-232698) with the Securities and Exchange Commission (“SEC”), which provides substantial additional information concerning the Merger Agreement and the Merger, among other things. That registration statement, its exhibits and amendments, and a definitive proxy statement/prospectus dated July 30, 2019 (the “Prospectus”), all are available on the SEC’s public website www.sec.gov. Except to the extent expressly mentioned in this Current Report on Form 8-K (this “Report”), those documents are not incorporated into this Report.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Citizens’ Current Report on Form 8-K filed on May 21, 2019 and is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

Election to Boards. In accordance with the Merger Agreement and in connection with the completion of the Merger, Gregory E. Cronin was appointed to the Board of Directors (“Board”) of Citizens and to the board of directors of Citizens Bank, effective October 1, 2019. Mr. Cronin was named a Class I director and is expected to stand for re-election to the Board by Citizens’ shareholders at the 2021 annual meeting.

Independence. Mr. Cronin, who became an officer of Citizens and Citizens Bank following the Merger, is not independent under Nasdaq listing standards.

Background of Gregory E. Cronin. Gregory E. Cronin, 56, is the former President and Chief Executive Officer of Charter, which he helped organize in 2007, and currently serves as the Gulf Coast President for Citizens and Citizens Bank. Prior to organizing Charter, Mr. Cronin was employed as the Chief Executive Officer of the South Mississippi market for SouthTrust Bank from 2004 to 2007. With over thirty years of experience in the banking industry, Mr. Cronin will provide the board of directors of Citizens and Citizens Bank with a deep knowledge of the Mississippi Gulf Coast geographic market, and the variety of financial products and services needed by Charter’s customers.

Election Arrangement. In the Merger Agreement, Citizens agreed to increase size of the board of Citizens and Citizens Bank by one person and to fill such vacancies with a former member of the Charter board of directors. Mr. Cronin was selected by the Board to serve in these roles.

Committee Assignments. Mr. Cronin has not been appointed to any committee of the Board at this time.

Transactions. Mr. Cronin was not appointed as a director pursuant to any arrangement or understanding with any person other than as noted above, and is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. Notwithstanding the foregoing, Mr. Cronin will serve as the Gulf Coast President of Citizens and Citizens Bank following the completion of the Merger, and will be compensated as an officer and employee of such entities.

Compensation. Mr. Cronin will be compensated on the same basis as all other members of the Board, as described under “How are directors compensated?” in Citizens’ Proxy Statement for its 2019 Annual Meeting of Shareholders filed with the SEC on March 18, 2019.

Item 7.01.	Regulation FD Disclosure.

Citizens and Charter issued a joint press release on October 1, 2019, to announce the completion of the Merger, a copy of which press release is furnished as Exhibit 99.1 to this Report and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Report, including Exhibit 99.1 hereto, which is furnished herewith pursuant to and relate to Item 7.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 7.01 of this Report and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by Citizens with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of May 21, 2019, by and among Citizens Holding Company, The Citizens Bank of Philadelphia and Charter Bank (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K filed by Citizens Holding Company on May 21, 2019)

99.1*	Press Release, dated October 1, 2019.

*	Furnished to the SEC herewith as an exhibit relating to information furnished to the SEC under Item 7.01 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2019

CITIZENS HOLDING COMPANY

By:	/s/ Robert T. Smith
Robert T. Smith
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer)